EXHIBIT 10.2
EXECUTION VERSION

THIRD AMENDMENT
TO
SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF APRIL 30, 2014
AMONG

LINN ENERGY, LLC,
AS BORROWER,

THE GUARANTORS,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,
AND
THE LENDERS PARTY HERETO

______________________________________________________________________________

JOINT BOOK RUNNERS AND JOINT LEAD ARRANGERS
WELLS FARGO SECURITIES, LLC    RBC CAPITAL MARKETS

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THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of April 30, 2014, among LINN ENERGY, LLC, a Delaware limited liability company (the “Borrower”); the Guarantors signatory hereto, each of the Lenders party to the Credit Agreement referred to below that are signatory hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent, the Lenders and the other Agents party thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of April 24, 2013 as amended by that certain First Amendment dated as of October 30, 2013 and that certain Second Amendment dated as of December 13, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.
B.    The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this Third Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment. Unless otherwise indicated, all section or article references in this Third Amendment refer to sections or articles of the Credit Agreement.
Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. Section 1.02 is hereby amended by deleting the following defined terms in their entirety and replacing them with the following:
“‘Agreement’ means this Credit Agreement, as amended by the First Amendment dated as of October 30, 2013, the Second Amendment dated as of December 13, 2013 and the Third Amendment dated as of April 30, 2014, as the same may from time to time be further amended, modified, supplemented or restated.
‘Maturity Date’ means April 6, 2019.”
2.2    Amendment to Section 8.01(d). Section 8.01(d) is hereby amended by deleting the term “owning” and replacing it with the term “owing” in the 11th line thereof.

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2.3    Amendment to Section 8.19. Section 8.19 is hereby amended and restated in its entirety to read as follows:
“Section 8.19    Berry Matters. The Borrower covenants and agrees to cause Berry and each of its Subsidiaries to become Restricted Subsidiaries pursuant to Section 9.18(c) upon the redemption or refinancing of the Berry Senior Debt.”

Section 3.    Borrowing Base. For the period from and including the Third Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $4.5 billion. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f), Section 8.12(c), or Section 9.11(d) of the Credit Agreement.
Section 4.    Assignments and Reallocation of Maximum Credit Amounts and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and to, among other things, add PNC Bank National Association and NextEra Energy Power Marketing, LLC as “Lenders” under the Credit Agreement (each a “New Lender”) and Amegy Bank National Association has decided to exit as a Lender (the “Exiting One Lender”). The Administrative Agent and the Borrower hereby consent to such reallocation and the Lenders’ and Exiting One Lender’s assignments of their Maximum Credit Amounts, including assignments to the New Lenders. On the Third Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amount of each Lender shall be as set forth on Annex I of this Third Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount allocated to it from each of the other Lenders and the Exiting One Lender pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit D to the Credit Agreement as if each such Lender and Exiting One Lender had executed an Assignment and Assumption Agreement with respect to such allocation. In connection with this Assignment and for purposes of this Assignment only, the Lenders, the New Lenders, the Exiting One Lender, the Administrative Agent and the Borrower waive the processing and recordation fee under Section 12.04(b)(ii).
Conditions Precedent. This Third Amendment shall become effective on the date (such date, the “Third Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
5.1    The Administrative Agent shall have received (a) all fees and other amounts due and payable on or prior to the Third Amendment Effective Date and all other fees the Borrower has agreed to pay in connection with this Third Amendment and (b) to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
5.2    The Administrative Agent shall have received from all of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.

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5.3    To the extent requested by a Lender, the Administrative Agent shall have received duly executed Notes payable to each such Lender in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.
5.4    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Third Amendment.
The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Agreement for all purposes.
Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the effectiveness of this Third Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and the Guarantors hereby (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)    no Default or Event of Default has occurred and is continuing, and
(iii)    no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.3    Loan Document. This Third Amendment is a Loan Document.
6.4    Counterparts. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    NO ORAL AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN

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CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
6.6    GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
6.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of- pocket costs and reasonable expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.10    Exiting Two Lender. Simultaneously with the effectiveness of this Third Amendment, Deutsche Bank Trust Company Americas (the “Exiting Two Lender”) shall be deemed to have irrevocably sold and assigned to Deutsche Bank AG New York Branch (the “Assignee”), and the Assignee shall be deemed to have irrevocably purchased and assumed from the Exiting Two Lender, all of the Exiting Two Lender’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto with respect to the Exiting Two Lender’s Maximum Credit Amount and Revolving Loans and LC Disbursements owing to such Exiting Two Lender. Such sales, assignments, purchases and assumptions shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption attached as Exhibit D to the Credit Agreement without the payment of any related assignment fee, and, except for replacement Notes to be provided to the Assignee in the appropriate principal amounts (unless the Assignee requests not to receive such Notes), no other documents or instruments shall be, or shall be required to be, executed in connection with such sales, assignments, purchases and assumptions (all of which are hereby waived). The Exiting Two Lender and the Assignee shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such sales, assignments, purchases and assumptions.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.

BORROWER:	LINN ENERGY, LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

LINN OPERATING, INC.

MID-CONTINENT HOLDINGS I, LLC
MID-CONTINENT HOLDINGS II, LLC
MID-CONTINENT I, LLC

MID-CONTINENT II, LLC

LINN GAS MARKETING, LLC
LINN EXPLORATION & PRODUCTION MICHIGAN LLC

LINN MIDWEST ENERGY LLC

	By:	/s/ Kolja Rockov
Kolja Rockov
Executive Vice President and Chief Financial Officer

LINN EXPLORATION MIDCONTINENT, LLC

By: Mid-Continent Holdings II, LLC, its sole member, as Member/Manager

	By:	/s/ Kolja Rockov
	Name:	Kolja Rockov
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Third Amendment

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

	By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

Signature Page to Third Amendment
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ROYAL BANK OF CANADA

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

Signature Page to Third Amendment
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BARCLAYS BANK PLC

By:	/s/ Vanessa A. Kurbatskiy
Name:	Vanessa A. Kurbatskiy
Title:	Vice President

Signature Page to Third Amendment
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CITIBANK, N.A.

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to Third Amendment
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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Name:	Sharada Manne
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Third Amendment
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CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Samuel Miller
Name:	Samuel Miller
Title:	Authorized Signatory

Signature Page to Third Amendment
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THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Steve Ray
Name:	Steve Ray
Title:	Director

Signature Page to Third Amendment
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THE BANK OF NOVA SCOTIA

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

Signature Page to Third Amendment
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BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Managing Director

Signature Page to Third Amendment
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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Authorized Signatory

Signature Page to Third Amendment
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UBS AG, STAMFORD BRANCH

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

Signature Page to Third Amendment
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COMERICA BANK

By:	/s/ William Robinson
Name:	William Robinson
Title:	Vice President

Signature Page to Third Amendment
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ING CAPITAL LLC

By:	/s/ Juli Bieser
Name:	Juli Bieser
Title:	Director

By:	/s/ Charles Hall
Name:	Charles Hall
Title:	Managing Director

Signature Page to Third Amendment
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SOCIETE GENERALE

By:	/s/ Graeme Bullen
Name:	Graeme Bullen
Title:	Managing Director

Signature Page to Third Amendment
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U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Ben J. Leonard
Name:	Ben J. Leonard
Title:	Vice President

Signature Page to Third Amendment
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ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ J. D. Kalverkamp
Name:	J. D. Kalverkamp
Title:	Country Executive

Signature Page to Third Amendment
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COMPASS BANK

By:	/s/ Kathleen J. Bowen
Kathleen J. Bowen
Senior Vice President

Signature Page to Third Amendment
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DNB CAPITAL LLC

By:	/s/ Joe Hykle
Name:	Joe Hykle
Title:	Senior Vice President

By:	/s/ Robert Dupree
Name:	Robert Dupree
Title:	Senior Vice President

Signature Page to Third Amendment
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UNION BANK, N.A.

By:	/s/ Stacy A. Goldstein
Name:	Stacy A. Goldstein
Title:	Vice President

Signature Page to Third Amendment
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CAPITAL ONE, N.A.

By:	/s/ Matthew L. Molero
Name:	Matthew L. Molero
Title:	Sr. Vice President

Signature Page to Third Amendment
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SUNTRUST BANK

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Third Amendment
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BANK OF AMERICA, N.A.

By:	/s/ Joseph Scott
Name:	Joseph Scott
Title:	Director

Signature Page to Third Amendment
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JPMORGAN CHASE BANK, N.A.

By:	/s/ Michael A. Kamauf
Name:	Michael A. Kamauf
Title:	Authorized Officer

Signature Page to Third Amendment
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DEUTSCHE BANK TRUST COMPANY AMERICAS, solely for purposes of Section 6.10 as Exiting Two Lender

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Michael Getz
Name:	Michael Getz
Title:	Vice President

By:	/s/ Michael Shannon
Name:	Michael Shannon
Title:	Vice President

Signature Page to Third Amendment
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GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Sigantory

Signature Page to Third Amendment
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MACQUARIE BANK LIMITED

By:	/s/ Byron den Hertog
Name:	Byron den Hertog
Title:	Division Director

By:	/s/ Andrew Douglas Harding
Name:	Andrew Douglas Harding
Title:	Executive Director and Head of Legal Risk Management Fixed Income, Currencies and Commodities
(Signed in Sydney, POA Ref: #938 dated 22nd November 2012)

Signature Page to Third Amendment
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MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

Signature Page to Third Amendment
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BP ENERGY COMPANY

By:	/s/ Steve J. Provenzano
Name:	Steve J. Provenzano
Title:	Vice President

Signature Page to Third Amendment
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BNP PARIBAS

By:	/s/ Ann Rhoads
Name:	Ann RHOADS
Title:	Managing Director

By:	/s/ Julien Pecoud-Bouvet
Name:	Julien PECOUD-BOUVET
Title:	Vice President

Signature Page to Third Amendment
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BRANCH BANKING AND TRUST COMPANY

By:	/s/ Deanna Breland
Name:	Deanna Breland
Title:	Senior Vice President

Signature Page to Third Amendment
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SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

Signature Page to Third Amendment
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WHITNEY BANK

By:	/s/ David E. Sisler
Name:	David E. Sisler
Title:	Senior Vice President

Signature Page to Third Amendment
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ASSOCIATED BANK, N.A.

By:	/s/ Farhan Iqbal
Name:	Farhan Iqbal
Title:	Senior Vice President

Signature Page to Third Amendment
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KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

Signature Page to Third Amendment
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THE HUNTINGTON NATIONAL BANK

By:	/s/ Stephen Hoffman
Name:	Stephen Hoffman
Title:	Managing Director

Signature Page to Third Amendment
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FIFTH THIRD BANK

By:	/s/ Byron L. Cooley
Name:	Byron L. Cooley
Title:	Executive Director

Signature Page to Third Amendment
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NATIXIS

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Managing Director

Signature Page to Third Amendment
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TORONTO DOMINION (NEW YORK) LLC

By:	/s/ Masood Fikree
Name:	Masood Fikree
Title:	Authorized Signatory

Signature Page to Third Amendment
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Mizuho Bank, Ltd.

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Signature Page to Third Amendment
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CARGILL, INCORPORATED

By:	/s/ Marc D. Rubenstein
Name:	Marc D. Rubenstein
Title:	Credit Manager, Authorized Signatory Cargill, Incorporated

Signature Page to Third Amendment
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PNC BANK NATIONAL ASSOCIATION

By:	/s/ Jonathan Luchansky
Name:	Jonathan Luchansky
Title:	Assistant Vice President

Signature Page to Third Amendment
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NEXTERA ENERGY POWER MARKETING, LLC

By:	/s/ Mark Maisto
Name:	Mark Maisto
Title:	President

Signature Page to Third Amendment
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AMEGY BANK NATIONAL ASSOCIATION, solely for purposes of Section 4 as Exiting One Lender

By:	/s/ Charles W. Patterson
Name:	Charles W. Patterson
Title:	Senior Vice President

Signature Page to Third Amendment
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ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	5.750%	$230,000,000
Royal Bank of Canada	5.375%	$215,000,000
Barclays Bank PLC	3.625%	$145,000,000
Citibank, N.A.	3.625%	$145,000,000
Credit Agricole Corporate and Investment Bank	3.625%	$145,000,000
Goldman Sachs Bank USA	3.625%	$145,000,000
The Royal Bank of Scotland plc	3.625%	$145,000,000
UBS AG, Stamford Branch	3.625%	$145,000,000
Credit Suisse AG, Cayman Islands Branch	3.625%	$145,000,000
Bank of Montreal	3.250%	$130,000,000
Canadian Imperial Bank of Commerce, New York Agency	3.250%	$130,000,000
The Bank of Nova Scotia	3.250%	$130,000,000
Union Bank, N.A.	3.250%	$130,000,000
Bank of America, N.A.	2.750%	$110,000,000
Capital One, N.A.	2.750%	$110,000,000
Compass Bank	2.750%	$110,000,000
Deutsche Bank AG New York Branch	2.750%	$110,000,000
DNB Capital LLC	2.750%	$110,000,000
ING Capital LLC	2.750%	$110,000,000
JPMorgan Chase Bank, N.A.	2.750%	$110,000,000
Societe Generale	2.750%	$110,000,000
SunTrust Bank	2.750%	$110,000,000
U.S. Bank National Association	2.750%	$110,000,000
ABN AMRO Capital USA LLC	2.375%	$95,000,000
BNP Paribas	2.375%	$95,000,000
Comerica Bank	2.375%	$95,000,000

15639072    Annex I

Name of Lender	Applicable Percentage	Maximum Credit Amount
Natixis	2.375%	$95,000,000
Sumitomo Mitsui Banking Corporation	2.375%	$95,000,000
Branch Banking and Trust Company	1.500%	$60,000,000
Fifth Third Bank	1.500%	$60,000,000
Toronto Dominion (New York) LLC	1.500%	$60,000,000
Keybank National Association	1.250%	$50,000,000
Mizuho Corporate Bank, Ltd.	1.250%	$50,000,000
PNC Bank National Association	1.250%	$50,000,000
Whitney Bank	1.000%	$40,000,000
Associated Bank, N.A.	0.625%	$25,000,000
The Huntington National Bank	0.625%	$25,000,000
BP Energy Company	0.125%	$5,000,000
Cargill, Incorporated	0.125%	$5,000,000
Macquarie Bank Limited	0.125%	$5,000,000
Morgan Stanley Bank, N.A.	0.125%	$5,000,000
NextEra Energy Power Marketing, LLC	0.125%	$5,000,000
TOTAL	100.00%	$4,000,000,000

15639072    Annex I